Exhibit 10.1

SECOND AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 2

THIS SECOND AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 2 (this “Amendment”) is made and entered into as of June 23, 2015 by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 2, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 2, dated as of June 16, 2015 (as so amended, the “Lease”), pursuant to which Landlord leases to Tenant and Tenant leases from Landlord certain land and improvements, all as set forth in the Lease; and

WHEREAS, as of the date of this Amendment, HPT TA Properties Trust has acquired from Tenant certain land and improvements comprising a travel center having an address at 435 Winton Parkway, Livingston, California 95334, as further described on Exhibit A-37 attached to this Amendment (collectively, the “Livingston Property”); and

WHEREAS, Landlord and Tenant desire to amend the Lease to include the Livingston Property as a Property (as defined in the Lease);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.             Capitalized Terms.  Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease.

2.             Commencement Date.  The defined term “Commencement Date” shall mean, with respect to the Livingston Property, the date of this Amendment.

3.             Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.66 of the Lease is hereby deleted in its entirety and replaced with the following:

“Minimum Rent” shall mean Forty-Two Million Eight Hundred Fifty-Nine Thousand One  Hundred Sixty-Nine Dollars ($42,859,169), subject to adjustment as provided in Section 3.1.1(b).

4.             Leased Property.  Section 2.1(a) of the Lease is hereby amended by deleting the reference to “Exhibits A-1 through A-36” in the second line thereof and replacing it with a reference to “Exhibits A-1 through A-37”.

5.             Exhibit A.  Exhibit A to the Lease is hereby amended by (a) deleting the initial page entitled “EXHIBITS A-1 through A-36” therefrom in its entirety and replacing it with the page entitled “EXHIBITS A-1 through A-37” attached hereto and (b) adding Exhibit A-37 attached to this Amendment immediately following Exhibit A-36 to the Lease.

6.             Exhibit B.  Exhibit B to the Lease is hereby deleted in its entirety and replaced with Exhibit B attached to this Amendment.

7.             Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and all other terms remain in full force and effect.

[Signature Page Follows]

2

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST

By:	/s/ John G. Murray
John G. Murray
President

HPT TA PROPERTIES LLC

By:	/s/ John G. Murray
John G. Murray
President

TENANT:

TA OPERATING LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC, a Delaware limited liability company (the “Guarantor”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantor hereby confirms that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantor hereby reaffirms the Guaranty.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Signature Page to 2nd Amendment to Lease No. 2]

EXHIBITS A-1 through A-37

Land

Exhibit	TA Site No.	Property Address
A-1	54	9201 Grand Bay Wilmer Rd, Grand Bay (Mobile), AL 36541.
A-2	7	2949 S. Toltec Road, Eloy, AZ 85213.
A-3	94	946 West Beale Street, Kingman, AZ, 86401.
A-4	33	408 Highway 149 North, Earle (West Memphis), AR 72331.
A-5	227	2930 Lenwood Rd., Barstow, CA 92311.
A-6	57	19483 Knighton Rd., Redding, CA 96002.
A-7	248	1650 C.R. 210 West, Jacksonville (Jacksonville South), FL 32259.
A-8	158	11706 Tamp Gateway Blvd., Seffner (Tampa), FL 33584.
A-9	156	30732 Highway 441 South, Commerce, GA 30529.
A-10	249	6901 Bellville Road, Lake Park, GA 31636.
A-11	167	4115 Broadway, Boise, ID 83705.
A-12	30	16650 Russell Rd., Russell (Chicago North), IL 60075.
A-13	199	819 Edwardsville Road, Troy, IL 62294.
A-14	65	2636 E. Tipton Street, Seymour, IN 47274.
A-15	66	3210 South 7th Street, Council Bluffs, IA 51501.
A-16	237	8560 Greenwood Rd., Greenwood, LA 71033.
A-17	69	1255 N. Dixie Hwy, Monroe, MI 48162.
A-18	190	13400 Rogers Drive, Rogers, MN 55374.
A-19	52	100 North Broadway, Oak Grove, MO 64075.
A-20	90	103 Prospectors Drive , Ogallala, NE 69153.
A-21	108	8050 Dean Martin Drive, Las Vegas, NV 89139.
A-22	48	975 St. Rt. 173, Bloomsbury, NJ 08804.
A-23	23	HC 69 - Box 120, Santa Rosa, NM 88435.
A-24	209	40 Riverside Drive, Fultonville, NY 12072.
A-25	2	1101 NC Highway 61, Whitsett (Greensboro), NC 27377.
A-26	39	10679 Lancaster Rd., Hebron, OH 43025.
A-27	29	5551 St. Rt. 193, Kingsville, OH 44048.
A-28	59	501 South Morgan Road, Oklahoma City (West), OK 73128.
A-29	56	21856 Bents Road, NE, Aurora (Portland), OR 97002.
A-30	215	4050 Depot Road, Erie (Harborcreek), PA 16510.
A-31	12	7848 Linglestown Road, Harrisburg, PA 17112.
A-32	13	608 Lovell Road, Knoxville, TN 37932.
A-33	17	6800 Thompson Road, Baytown, TX 77522.
A-34	230	704 West Interstate 20, Big Spring, TX 79720.
A-35	147	6170 I-10 East , San Antonio, TX 78219.
A-36	1	100 N. Carter Road, Ashland (Richmond), VA 23005.
A-37	170	435 Winton Parkway, Livingston, CA 95334.

[See attached copies.]

EXHIBIT A-37

435 Winton Parkway
Livingston, California 95334

PARCEL 1 AS SHOWN ON MAP ENTITLED, “PARCEL MAP FOR MICHAEL D. GALLO” RECORDED JULY 24, 2001 IN VOLUME 88 OF PARCEL MAPS AT PAGES 37 AND 38, MERCED COUNTY RECORDS. BEING A DIVISION OF PARCEL 3 AND THE REMAINDER PARCEL AS SHOWN ON THE “PARCEL MAP FOR JOSEPH E. GALLO” RECORDED IN VOLUME 85 OF PARCEL MAPS, AT PAGES 10 AND 11 OF SAID COUNTY RECORDS.

SAID PROPERTY BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 1, AS SHOWN ON THE “PARCEL MAP FOR MICHAEL D. GALLO” RECORDED IN BOOK 88 OF PARCEL MAPS AT PAGES 37 AND 38, MERCED COUNTY RECORDS.

SAID PARCEL BEING IN THE NORTHWEST QUARTER OF SECTION 26, TOWNSHIP 6 SOUTH, RANGE 11 EAST, MOUNT DIABLO BASE AND MERIDIAN, CITY OF LIVINGSTON, COUNTY OF MERCED, STATE OF CALIFORNIA.

THE EXTERIOR BOUNDARY OF SAID PARCEL IS MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A 3/4” IRON PIPE, TAGGED L.S. 6494 MARKING THE NORTHWEST CORNER OF SAID PARCEL 1; THENCE S89°40’26”E 598.41 FEET ALONG THE SOUTH RIGHT OF WAY LINE OF JOSEPH GALLO DRIVE TO A 3/4” IRON PIPE, TAGGED L.S. 6494; THENCE ALONG A NON-TANGENT 40 FOOT RADIUS CURVE, CONCAVE TO THE SOUTHWEST WHOSE RADIUS BEARS S00°27’53”W, A DISTANCE OF 63.73 FEET, THROUGH A CENTRAL ANGLE OF 91°17’07” TO A 3/4” IRON PIPE, TAGGED L.S. 6494; THENCE ALONG A 2452.50 FOOT RADIUS CURVE, CONCAVE TO THE EAST, WHOSE RADIUS BEARS S88°15’00”E, A DISTANCE OF 53.41 FEET THROUGH A CENTRAL ANGLE OF 1°14’52” TO A 3/4” IRON PIPE, TAGGED L.S. 6494; THENCE S00°30’08”W 123.23 FEET ALONG THE WEST RIGHT OF WAY LINE OF SAID WINTON PARKWAY TO A 3/4” IRON PIPE, TAGGED L.S. 6494; THENCE S00°30’08”W 353.60 FEET TO THE NORTH LINE OF PARCEL 2 AS SHOWN ON SAID PARCEL MAP; THENCE S89°31’55”W 223.44 FEET ALONG SAID NORTH LINE; THENCE S00°01’25”W 204.16 FEET ALONG THE WEST LINE OF SAID PARCEL 2 TO THE NORTH RIGHT OF WAY LINE OF THAT CERTAIN STREET KNOWN AS “B” STREET; THENCE S89°31’55”W 424.75 FEET ALONG SAID NORTH RIGHT OF WAY LINE TO A 3/4” IRON PIPE, TAGGED L.S. 6944; THENCE N01°07’37”E 784.44 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH RIGHTS PURSUANT TO DRAINAGE EASEMENT DATED AUGUST 1, 2001 AND RECORDED SEPTEMBER 27, 2001 AT BOOK 4277, PAGE 807 OF SAID COUNTY RECORDS.

APN: 022-020-005-000

EXHIBIT B

New Properties

TA Site No.	Property Address
237	8560 Greenwood Rd., Greenwood, LA 71033.
170	435 Winton Parkway, Livingston, CA 95334.